                                                                   EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

--------------------------------------------------------------------------------
SUBSIDIARY                                          JURISDICTION OF ORGANIZATION
--------------------------------------------------------------------------------
Cabot Advisors, Inc.                                Delaware
--------------------------------------------------------------------------------
Cabot Industrial Members LLC                        Delaware
--------------------------------------------------------------------------------
BWI Warehouse #4 Limited Partnership                Maryland
--------------------------------------------------------------------------------
Annapolis Junction Land Limited Partnership         Maryland
--------------------------------------------------------------------------------
West Nursery Land Holding Limited                   Maryland
  Partnership
--------------------------------------------------------------------------------
GR-6 Limited Partnership                            Maryland
--------------------------------------------------------------------------------
GR-7 Limited Partnership                            Maryland
--------------------------------------------------------------------------------
Port Capital Center, LLP                            Maryland
--------------------------------------------------------------------------------
CIT Bollman Place Limited Partnership               Virginia
--------------------------------------------------------------------------------
CIT Greenwood Place Limited Partnership             Virginia
--------------------------------------------------------------------------------
CIT Stayton Drive Limited Partnership               California
--------------------------------------------------------------------------------
Rowland Street Holdings LLC                         Delaware
--------------------------------------------------------------------------------
San Fernando Road Holdings, LLC                     Delaware
--------------------------------------------------------------------------------
CIT Williams Drive LLC                              Delaware
--------------------------------------------------------------------------------
C-M Howe Investments Limited Partnership            Delaware
--------------------------------------------------------------------------------
CP Cherry Newark, LLC                               Delaware
--------------------------------------------------------------------------------
Cabot Ventures, LLC                                 Delaware
--------------------------------------------------------------------------------
Cabot Ventures II, LLC                              Delaware
--------------------------------------------------------------------------------
CIT Guilford Drive, LLC                             Delaware
--------------------------------------------------------------------------------
Bristol Property, LLC                               Maryland
--------------------------------------------------------------------------------
Guilford Property, LLC                              Maryland
--------------------------------------------------------------------------------
Linthicum Property, LLC                             Maryland
--------------------------------------------------------------------------------
Fontana Property 6, LLC                             Maryland
--------------------------------------------------------------------------------
Fontana Property 7, LLC                             Maryland
--------------------------------------------------------------------------------
Meadows Business Center, LLC                        Georgia
--------------------------------------------------------------------------------
Cabot Acquisition LLC                               Delaware
--------------------------------------------------------------------------------